Exhibit 10.1

PACE MEDICAL, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

NON-QUALIFIED STOCK OPTION AGREEMENT dated as of January 3, 2005 by and between PACE MEDICAL, INC., a Massachusetts corporation (hereinafter called the “Corporation”), and STEVEN E. HANSON (hereinafter called the “Optionee”).

WHEREAS, the Corporation desires to afford the Optionee the opportunity to purchase shares of its Common Stock;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereby mutually covenant and agree as follows:

1. Grant of Option.  Subject to the terms and conditions set forth herein, the Corporation grants to the Optionee the right and option to purchase from the Corporation at a price of $.28 per share up to but not exceeding in the aggregate Four Hundred Thousand (400,000) shares of the Corporation’s Common Stock, par value $.01 per share (the “Common Stock”).

2. Term.  This Agreement and the option granted hereby shall terminate five (5) years from the date hereof but shall be subject to earlier termination as herein provided.  Upon termination, the option granted hereby shall thereupon expire and thereafter shall not be exercisable.

3. Exercise of Option.  (a)  The option hereby granted may be exercised at any time or from time to time in whole or in part during the term hereof.

(b)  Upon any one exercise of the option granted hereby, the Optionee or his legal representative may purchase all or any part of the shares of Common Stock as to which such option is then exercisable, provided however, that no less than one hundred (100) shares may be purchased upon any one exercise of such option unless the number of shares purchased at such time is the total number of shares in respect of which such option is then exercisable.

(c)  The option hereby granted shall be exercised by the Optionee delivering to the Clerk of the Corporation, from time to time, on any business day, written notice specifying the number of shares the Optionee then desires to purchase, together with cash or a certified or bank cashier’s check to the order of the Corporation for an amount in United States dollars equal to the option price of such shares.

(d)  Upon each such exercise, a certificate representing the number of shares purchased shall be issued in the name of the person or persons exercising the option granted hereby and delivered to the Optionee.

4. Restrictions on Issuance of Shares.  (a)  Notwithstanding the provisions of Section 2 hereof, the Corporation may delay the issuance of shares covered by the exercise of the option granted hereby and the delivery of a certificate for such shares until

(i)  one of the following conditions shall be satisfied:

                              (A)                                                the shares with respect to which the option granted hereby has been exercised are at the time of the issuance of such shares effectively registered under the Securities Act of 1933 as now in force or hereafter amended; or

                                (B)                                                a no-action letter in respect to the issuance of such shares shall have been obtained by the Corporation from the Securities and Exchange Commission; or

                                (C)                                                counsel for the Corporation shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration under the Securities Act of 1933 as now in force or hereafter amended; and

(ii)  one of the following conditions shall be satisfied:

                              (A)                                                approval shall have been obtained from such federal and state governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule or regulation; or

                                (B)                                                counsel for the Corporation shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that no such approval is required.

(b)  It is intended that all exercises of the option granted hereby shall be effective, and the Corporation shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Corporation shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense or to comply with Regulation A or any other exemption under the Securities Act of 1933 as now in force or hereafter amended, solely for the purpose of covering the issuance of shares in respect of which the option granted hereby may be exercised.  Therefore, the Optionee shall not be entitled to any rights in any shares of Common Stock to be issued under the option granted hereby until delivery of a certificate therefor by the Corporation.

5. Purchase for Investment.  (a)  Unless the shares to be issued upon exercise of the option granted hereby have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended, the Corporation shall be under no obligation to issue any shares covered by such option unless the person who exercises such option, in whole or in part, shall give a written representation to the Corporation satisfactory in form and scope to the Corporation’s counsel and upon which, in the opinion of such counsel the Corporation may reasonably rely, that he/she is acquiring the shares issued to him pursuant to such exercise of such option as an investment and not with a view to, or for sale in connection with, the distribution of any such shares.

(b)  The certificate for each share of Common Stock issued pursuant to such exercise of the option granted hereby may bear a reference to the investment representation made in accordance with this Section 4 and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares.

(c)  In the event that the Corporation shall nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which the option granted hereby shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Corporation shall take such action at its own expense and may require from the Optionee such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Corporation and its officers and directors from such holder against all losses, claims, damages, and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

6.  Termination of Employment.  (a)  The option hereby granted shall terminate and be of no force or effect upon the termination of the Optionee’s employment with the Corporation (whether as an employee, consultant, officer or director) for any reason, provided however, that in the event of the termination of the Optionee’s employment such option may be exercised (to the extent exercisable by the Optionee at the date of such termination) at any time within three (3) months after the date of such termination, but in any event not later than five (5) years from the date hereof and provided further, however, that if the termination of the Optionee’s employment shall result from the Optionee’s death, such option may be exercised (to the extent exercisable by the Optionee at the date of his death) by the Optionee’s personal representative or by the person or persons to whom such option shall have been transferred by will or by the laws of descent and distribution, at any time within three (3) months after the date of the Optionee’s death but in any event not later than five (5) years from the date hereof.

(b)  Employment by the Corporation shall be deemed to include employment of the Optionee by, and to continue during any period in which the Optionee is in the employment of, any corporation in which the Corporation has a proprietary interest by reason of stock ownership or otherwise including any corporation in which the Corporation acquires a proprietary interest after the date hereof (but only if the Corporation owns, directly or indirectly, stock possessing not less than 50% of the total combined voting power of all classes of stock in such corporation).

(c)  Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the estate, personal representative, or beneficiary to whom this option may be transferred by will or by the laws of descent and distribution, it shall be deemed to include such person.

7.  Assignability.  The option granted hereby is not assignable or transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee’s lifetime only by him.  No assignment or transfer of such option, or of the right represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution, shall vest in the assignee or transferee any interest or right herein whatsoever, and immediately upon any attempt to assign or transfer such option the same shall terminate and be of no force or effect.

8.  Limitation on Rights.  (a)  The Optionee shall not be deemed for any purpose to be a shareholder of the Corporation with respect to any shares as to which the option granted hereby shall not have been exercised and payment and issuance made as herein provided.  Nothing herein shall confer on the Optionee any right to continue in the employ of the Corporation or its subsidiaries, nor affect the right of the Corporation or its subsidiaries to terminate the Optionee’s employment at any time without liability to the Corporation.

(b)  The existence of the option granted hereby shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

9.  Adjustments Upon Changes in Capitalization.  (a)  The shares with respect to which the option granted hereby is granted are shares of the Common Stock as constituted on the date of this Agreement, but if and whenever, prior to the delivery by the Corporation of all of the shares of Common Stock with respect to which this option is granted, the Corporation shall effect a subdivision or consolidation of shares, or other capital readjustment, or the payment of a stock dividend, or other increase or decrease of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then

                               (i)                                                  in the event of any increase in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to option hereunder shall be proportionately increased (except that any fraction of a share resulting from any such adjustment shall be excluded from the operation of this Agreement), and the cash consideration payable per share shall be proportionately reduced, and

                                  (ii)                                                in the event of a reduction in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to option hereunder shall be proportionately reduced (except that any fractional shares resulting from any such adjustment shall be excluded from the operation of this Agreement), and the cash consideration payable per share shall be proportionately increased.

(b)  In the event of (i) any merger of one or more other corporations into the Corporation or any consolidation of the Corporation and one or more other corporations in which the Corporation is not the surviving or resulting corporation or (ii) any merger of one or more other corporations into the Corporation or any consolidation of the Corporation and one or more other corporations in which the Corporation shall be the surviving or resulting corporation and the then issued and outstanding shares of Common Stock shall be converted into and/or exchanged for cash and/or any securities of any other corporation, then, in any such case and without the need for any further action by the Corporation or its stockholders, this Agreement and the option granted hereby shall terminate as of the effective time of the merger or consolidation and thereupon be of no force or effect, and the holder hereof shall, at no additional cost, be entitled solely to receive (at such effective time and otherwise in the form and manner provided by the terms of the agreement of merger or consolidation) an amount of the consideration payable under the terms of such agreement equal to the excess of (i) the aggregate consideration (valued in accordance with the terms thereof) to which the holder hereof would have been entitled pursuant to the terms of such agreement if, immediately prior to such effective time, the holder hereof had been the holder of record of a number of shares of Common Stock equal to the aggregate number of shares of Common Stock as to which this Agreement was exercisable immediately prior to such effective time over (ii) the aggregate exercise price payable hereunder with respect to such number of shares.  In the event of any other merger or consolidation in which the

Corporation is the surviving or resulting corporation, this Agreement and the option granted hereby shall remain in full force and effect in accordance with its terms.  In the event of any dissolution or liquidation of the Corporation, this Agreement and the option granted hereby shall terminate and thereupon be of no force or effect.

10.  Miscellaneous.  (a)  This Agreement is the sole and only agreement between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a subsequent written agreement duly executed by the parties hereto.

(b)  The Corporation shall at all times during the term of the option granted hereby reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of such option.

(c)  Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, addressed as follows:  To the Corporation (Attention to the Clerk), at its principal office at 391 Totten Pond Road, Waltham, Massachusetts 02154, or at such other address as the Corporation, by notice to the Optionee, may designate in writing from time to time; and to the Optionee at his address as the Optionee, by notice to the Clerk of the Corporation, may designate in writing from time to time.

(d)  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the Corporation has caused this Non-Qualified Stock Option Agreement to be executed by its duly-authorized officer, and the Optionee has hereunto set his hand and seal, all on the day and year first above written.

PACE MEDICAL, INC.

By
Drusilla F. Hays, Vice President

Steven E. Hanson — Optionee